                                                                   EXHIBIT 10.30





                              WARRANT AGREEMENT

                            --------------------

                         WESTERN COUNTRY CLUBS, INC.

                                     AND


                 AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                Warrant Agent

                                            , 1997
                              --------------

                            --------------------

         THIS AGREEMENT (the "Agreement") is dated as of ______________, 1997, between WESTERN COUNTRY CLUBS, INC., a Colorado corporation (the "Company"), and AMERICAN SECURITIES TRANSFER & TRUST, INC., a Colorado corporation (the "Warrant Agent").

         WHEREAS, the Company proposes to offer to the public up to 460,000 shares of Series A Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") and 1,000,000 Series A Common Stock Purchase Warrants (the "Warrants"), each of which is exercisable to purchase shares of Common Stock on the basis of one Warrant to purchase one share of Common Stock;

         WHEREAS, upon exercise of the Representative's Purchase Option, the Company further proposes to issue 100,000 warrants (the "Argent Warrants") to Argent Securities, Inc. ("Argent") or its designees;

         WHEREAS, the Company desires to provide for issuance of warrant certificates (the "Warrant Certificates") representing the Warrants and the Argent Warrants; and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, transfer and exchange of Warrant Certificates and exercise of the Warrants and the Argent Warrants,

         NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter set forth, it is agreed that:

         1. Warrants/Warrant Certificates. Each Warrant will entitle the registered holder of such Warrant to purchase from the Company one share of Common Stock at $______ per share (the "Exercise Price"). Each Argent Warrant will entitle the registered holder of such Argent Warrant ("Argent Warrant Holder") to purchase from the Company one share of Common Stock at $______ per share (the "Argent Exercise Price"). Hereinafter, unless the context indicates otherwise, as used herein the words "Registered Warrant Holders" will mean the holders of the Warrants and the Argent Warrants, the word "Warrants" will mean the Warrants and the Argent Warrants and the words "Warrant Shares" will mean the Company's securities issuable upon exercise of the Warrants. Unless changed pursuant to Section 8 hereof, the Warrant Shares will consist of the Company's Common Stock. A copy of the form of Warrant Certificate for the Warrants is attached hereto as Exhibit A and a copy of the form of Warrant Certificate for the Argent Warrants is attached hereto as Exhibit B.

                 Warrant Certificates representing the right to purchase Warrant Shares shall be executed by the Company's President and attested to by the Company's Secretary or Assistant Secretary and delivered to the Warrant Agent upon execution of this Agreement. The Warrant Certificates shall be distributed to the purchasers of Units in the Company's initial public offering pursuant to Registration Statement No. 333-_____.





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
                 Subject to the provisions of Sections 3, 5, 6,7 and 8, the Warrant Agent shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted under this Agreement. No Warrant Certificates shall be issued except
(i) Warrant Certificates initially issued hereunder, (ii) Warrant Certificates issued on or after the initial issuance date, upon the exercise of any Warrants, to evidence the unexercised Warrants held by the exercising Registered Holder, and (iii) Warrant Certificates issued after the initial issuance date, upon any transfer or exchange of Warrant Certificates or replacements of lost or mutilated Warrant Certificates.

         2. Form and Execution of Warrant Certificates. The Warrant Certificates shall be substantially in the form attached as Exhibits A and B. The Warrant Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates.

                 Each such Warrant Certificate shall be numbered serially with the letter "W" appearing on each Warrant Certificate.

                 The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In the event any officer of the Company who executed the Warrant Certificates shall cease to be an officer of the Company before the date of issuance of the Warrant Certificates or before countersignature and delivery by the Warrant Agent, such Warrant Certificates may be countersigned, issued and delivered by the Warrant Agent with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company.

         3. Exercise. Subject to the provisions of Sections 4, 7 and 8, the Warrants, when evidenced by a Warrant Certificate, may be exercised at a price (the "Exercise Price") set forth in Section 1 hereof, on the basis of one Warrant for one share of Common Stock in whole or in part at any time during the period (the "Exercise Period") commencing on _______,1997, or earlier if so determined by Argent (the "Initial Exercise Date") and terminating on ______________, 2000 (the "Expiration Date"), unless extended by a majority vote of the Company's Board of Directors at its discretion. Notwithstanding the foregoing, the Argent Warrants will be exercisable commencing on the date of their issuance and terminating on the Expiration Date. The Company shall promptly notify the Warrant Agent of any such extension of the Exercise Period of the Warrants. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Warrant Certificate. The exercise form shall be executed by the Registered Holder thereof or his attorney duly authorized in writing and will be delivered together with payment to the Warrant Agent at 1825 Lawrence Street, Suite 444, Denver, CO 80202 (the "Corporate Office"), in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

                 Unless Warrant Shares may not be issued as provided herein, the person entitled to receive the number of Warrant Shares deliverable on such exercise shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. In addition,





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the Warrant Agent shall also, at such time, verify that all of the conditions precedent to the issuance of Warrant Shares set forth in Section 4 are satisfied as of the Exercise Date. If any one of the conditions precedent set forth in Section 4 is not satisfied as of the Exercise Date, the Warrant Agent shall request written instructions from the Company as to whether to return the Warrant and Exercise Price to the exercising Registered Holder or to hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash therefor and such fractional shares shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Warrant Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Warrant Shares issuable on such exercise.

                 Within thirty days after the Exercise Date and in any event prior to the pertinent Expiration Date, pursuant to a Stock Transfer Agreement between the Company and the Warrant Agent, the Warrant Agent shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise. No adjustment shall be made in respect of cash dividends on Warrant Shares delivered on exercise of any Warrant. The Warrant Agent shall promptly notify the Company in writing of any exercise and of the number of Warrant Shares delivered and shall cause payment of an amount in cash equal to the Exercise Price to be promptly made to the order of the Company.

                 Expenses incurred by the Warrant Agent while acting in the capacity as Warrant Agent will be paid by the Company. These expenses, including delivery of exercised share certificates to the shareholder, will be deducted from the exercise fee submitted prior to distribution of funds to the Company.

                 A detailed accounting statement relating to the number of Warrants exercised and the net amount of exercised funds remitted will be given to the Company with the payment of each exercise amount. This will serve as an interim accounting for the Company's use during the Exercise Period. A complete accounting will be made by the Warrant Agent to the Company concerning all persons exercising Warrants, the number of Warrant Shares issued and the amounts paid at the completion of the Exercise Period.

                 The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Common Stock unless the holder shall have exercised the Warrants and purchased the Warrant Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

         4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Warrant Shares as shall then be issuable on the exercise of all outstanding Warrants. The Company





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covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

                 The Company and the Warrant Agent acknowledge that the Company will be required, pursuant to the Securities Act of 1933, as amended (the "Act"), to deliver to each Registered Holder, upon the exercise of Warrants and delivery of Warrant Shares, a prospectus covering the issuance of the Warrant Shares which meets the requirements of the Act, which prospectus must be a part of an effective registration statement under the Act at the time that the Warrants are exercised.

                 The Company agrees to use its best efforts to maintain, to the extent required by the Act, a currently effective registration statement under the Act covering the issuance of the Warrant Shares during the period the Warrants are exercisable. The Company further agrees, from time to time, to furnish the Warrant Agent with copies of the Company's prospectus to be delivered to exercising Registered Holders, as set forth above. If any Warrant Shares require any other registration with or approval of any government authority under any federal or state law before such Warrant Shares may be validly issued or delivered, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. No Warrant Shares shall be issued unless and until any such registration requirements have been satisfied.

                 The Company shall have the authority to suspend the exercise of all Warrants, until such registration or approval shall have been obtained; but all Warrants, the exercise of which are requested during any such suspension, shall be exercisable at the Exercise Price. If any such period of suspension continues past the Expiration Date, all Warrants, the exercise of which have been requested on or prior to the Expiration Date, shall be exercisable upon the removal of such suspension until the close of the business day immediately following the expiration of such suspension.

                 The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect of the issuance of the Warrants, or the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of any such taxes or charges incident thereto.

                 In the event the Warrant Agent ceases to also serve as the stock transfer agent for the Company, the Warrant Agent is irrevocably authorized to requisition the Company's new transfer agent from time to time for Certificates of Warrant Shares required upon exercise of the Warrants, and the Company will authorize such transfer agent to comply with all such requisitions. The Company will file with the Warrant Agent a statement setting forth the name and address of its new transfer agent, for shares of Common Stock or other capital stock issuable upon exercise of the Warrants and of each successor transfer agent.





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         5.      Registration of Transfer.  Other than as provided below with respect to the Argent Warrants, the Warrant Certificates may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office. The Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the holder making the transfer shall be entitled to receive.

                 The Argent Warrants may not be sold, transferred, assigned, pledged, or hypothecated until __________, 1998 except to officers of Argent, except to the underwriters of the Company's initial public offering pursuant to Registration Statement No. 333-_____, and except by will or operation of law. After such date, the Argent Warrants may be sold, transferred, assigned, pledged, or hypothecated provided that any such transaction is in accordance with the registration or exemption from registration provisions of the Act and any applicable state securities laws. If the Argent Warrants are exercised by ___________, 1998, then any Warrant Shares acquired as a result of any such exercise may not be sold, transferred, assigned, pledged, or hypothecated until __________, 1998, except to officers of Argent, except to the underwriters of the Company's initial public offering pursuant to Registration Statement No. 333-_____, and except by will or operation of law.

                 The Warrant Agent shall keep transfer books at its Corporate Office which shall register Warrant Certificates and the transfer thereof. On due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Warrant Agent. At the time of exercise, the transfer fee shall be paid by the Holder. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

                 All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly cancelled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of the agency created by this Agreement. Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company or the Warrant Agent), and the parties hereto shall not be affected by any notice to the contrary.

         6. Loss or Mutilation. On receipt by the Company and the Warrant Agent of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate, the Company shall execute, and the Warrant Agent shall countersign and deliver in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company and Warrant Agent in an amount





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satisfactory to each of them.  In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and cancelled by the Warrant Agent prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

         7. Redemption of Warrants. (a) Commencing on ____________, 199_, the Warrants are subject to redemption by the Company at $.125 per Warrant on not less than 30 days' prior written notice to the holders of Warrants, provided that the daily trading price per share of Common Stock has been at least $______ (150% of the closing bid price for the Company's Common Stock on the effective date of Registration Statement No. 333-_____) for a period of at least 5 consecutive trading days ending within 10 days prior to the date upon which the notice of redemption is given. For purposes of determining the daily trading price of the Company's Common Stock, (i) if the Common Stock is listed on a national securities exchange, is admitted to unlisted trading privileges on a national securities exchange, or is quoted on a trading system of the National Association of Securities Dealers, Inc. such as the NASDAQ Small Cap Market or the NASDAQ/NMS, then the last reported sale price of the Common Stock on such exchange or system each day shall be used, but if no such sale has occurred on such day or if the last sale price is not reported, then the average of the closing bid prices for the Common Stock for such day on such exchange or system shall be used; or (ii) if the Common Stock is not then traded on any such exchange or system, then the average of the daily bid prices for the Company's Common Stock reported by the National Quotation Bureau, Inc. each day shall be used if the Company's Common Stock is included in the National Quotation System. The Warrants will be exercisable until the close of the business day preceding the date fixed for redemption, if any. Notwithstanding the foregoing, the Company will not be entitled to call any of the Warrants for redemption or redeem any of the Warrants at a time when the Warrants are not exercisable because the Company has not maintained a current registration statement as described in Section 4 hereof. On the redemption date, the Warrant Holders of record of redeemed Warrants shall be entitled to payment of the Redemption price upon surrender of such redeemed Warrants to the Company at the principal office of the Warrant Agent.

         (b) Notice of redemption of any Warrants shall be given by mailing, by registered or certified mail, return receipt requested, a copy of such notice to all of the affected Warrant Holders of record as of two days prior to the mailing date at their respective addresses appearing on the books or transfer records of the Company or such other address designated in writing by the Warrant Holder of record to the Warrant Agent not less than seventy-five
(75) days prior to the redemption date and shall be effective upon receipt.

         (c) Notwithstanding any other provision of this Agreement, from and after the redemption date, all rights of the affected Warrant Holders (except the right to receive the Redemption Price) shall terminate, but only if
(i) on or prior to the redemption date the Company shall have irrevocably deposited with the Warrant Agent, as paying agent, a sufficient amount to pay on the redemption date the Redemption Price for all Warrants called for redemption and (ii) the notice of redemption shall have stated the name and address of the Warrant Agent and the intention of the Company to deposit such amount with the Warrant Agent on or before the redemption date.





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         (d)     The Warrant Agent shall pay to the Warrant Holders of record of redeemed Warrants all monies received by the Warrant Agent for the redemption of Warrants to which the Warrant Holders of record of such redeemed Warrants are entitled under the provisions of this Agreement.

         (e) Any amounts deposited with the Warrant Agent which are not required for redemption of the Warrants may be withdrawn by the Company. Any amounts deposited with the Warrant Agent which shall be unclaimed after six (6) months after the redemption date may be withdrawn by the Company, and thereafter the Warrant Holders of the Warrants called for redemption for which such funds were deposited shall look solely to the Company for payment. The Company shall be entitled to the interest , if any, on funds deposited with the Warrant Agent, and the Warrant Holders of redeemed Warrants shall have no right to any such interest.

         (f) If the Company fails to make a sufficient deposit with the Warrant Agent as provided above, the Warrant Holders of any Warrants called for redemption may at the option of the Warrant Holder (i) by notice to the Company declare the notice of redemption a nullity, or (ii) maintain an action against the Company for the Redemption Price. If the Warrant Holder brings such an action the Company will pay reasonable attorneys' fees of the Warrant Holder. If the Warrant Holder fails to bring an action against the Company for Redemption Price within ninety (90) days after the redemption date, the Warrant holder shall be deemed to have elected to declare the notice of redemption to be a nullity and such notice shall be without any force or effect.

         8. Adjustment of Exercise Price and Warrant Shares. After each adjustment of the Exercise Price pursuant to this Section 8, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be the number receivable upon exercise thereof prior to such adjustment multiplied by a fraction, the numerator of which shall be the original Exercise Price as defined in Section 3 above and the denominator of which shall be such adjusted Exercise Price. The Exercise Price shall be subject to adjustment as set forth below:

                 (a)(i) In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Registered Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the Registered Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Warrant Agent) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.





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                 (ii)  In any case in which this Section 8(a) shall require that an adjustment to the Exercise Price be made immediately following a record date, the Company may elect to defer (but only until five business days following the filing by the Company with the Warrant Agent of the certificate of independent public accountants described in subsection (i) of Section 8(d)) issuing to the holder of any Warrants exercised after such record date the shares of Common Stock and other capital stock of the Company issuable upon such exercise over and above the shares of Common Stock and other capital stock of the Company issuable upon such exercise on the basis of the Exercise Price prior to adjustment.

                 (iii) No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at least $.05; provided, however, that any adjustments which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one tenth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares upon the exercise of any Warrant.

                 (b) In case of any reclassification or change of Warrant Shares (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then Warrant Shares (other than a change in par value or from par value to no par value or from no par value to par value) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and the Company or its successors shall forthwith file at the Corporate Office of the Warrant Agent a statement setting forth such provisions signed by (1) its Chairman of the Board or Vice Chairman of the Board or President or a Vice President and (2) by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provisions. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8(a). The above provisions of this Section 8(b) shall similarly apply to successive reclassification and changes of Warrant Shares and to successive consolidations, mergers, sales or conveyances.

                 (c) Before taking any action which could cause an adjustment reducing the Exercise Price below the then par value of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at such adjusted Exercise Price.





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
                 (d)(i) Upon any adjustment of the Exercise Price required to be made pursuant to this Section 8, the Company within 30 days thereafter shall
(A) cause to be filed with the Warrant Agent a certificate of a firm of independent accountants setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be conclusive evidence of the correctness of such adjustment, and (B) cause to be mailed to each of the Registered Holders of the Warrant Certificates written notice of such adjustment. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the provisions of subsection 8(d)(ii).

                 (ii)  In case at any time:

                                  (A)  The Company shall declare any dividend
upon its Common Stock payable otherwise than in cash; or

                                  (B)  The Company shall offer for subscription
to the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into shares of stock or any rights to subscribe thereto; or

                                  (C)  There shall be any capital
reorganization or reclassification of the capital stock of the Company, or a sale of all or substantially all of the shares of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then Warrant Shares issuable upon exercise of the Warrants other than a change in par value or from par value to no par value or from no par value to par value); or

                                  (D)  There shall be a voluntary or
involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall cause to be mailed to each of the Registered Holders of the Warrant Certificates, at the earliest practicable time (and, in any event, not less than 20 days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise the Warrants shall terminate).





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
                 (iii) Without limiting the obligation of the Company to provide notice to the Registered Holders of the Warrant Certificates of corporate actions hereunder, is agreed that failure of the Company to give notice shall not invalidate such corporate action of the Company.

         9. Reduction in Exercise Price at Company's Option. In addition to any adjustments made to the Exercise Price pursuant to Section 8, the Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Warrant Agent and the Registered Holders of any such reductions in the Exercise Price.

         10. Duties, Compensation and Termination of Warrant Agent. The Warrant Agent shall act hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Warrants represented thereby or of the Warrant Shares or other property delivered on exercise of any Warrant. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of the Warrant Certificates to make or cause to be made any adjustment of the Exercise Price or to determine whether any fact exists which may require any such adjustments.

                 The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or for any action taken or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement except for its own negligence or willful misconduct, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

                 The Company agrees to indemnify the Warrant Agent against any and all losses, expenses and liabilities which the Warrant Agent may incur in connection with the delivery of copies of the Company's prospectus to exercising Registered Holders upon the exercise of any Warrants as set forth in
Section 3.

                 The Warrant Agent may at any time consult with counsel satisfactory to it (which may be counsel for the Company) and shall incur no liability or responsibility for any action taken or omitted by it in good faith in accordance with the opinion or advice of such counsel. Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by its President and attested by its Secretary or Assistant Secretary. The Warrant Agent shall not be liable for any action taken or omitted by it in accordance with such notice, statement, instruction, request, order or demand.

                 The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse the Warrant Agent for its reasonable expenses as per the fee schedule attached hereto as Exhibit C. The Company further agrees to indemnify the Warrant Agent against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for any action taken or omitted by the Warrant Agent in the execution of its duties and powers hereunder, excepting losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

                 The Warrant Agent may resign its duties or the Company may terminate the Warrant Agent and the Warrant Agent shall be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), on 30 days' prior written notice to the other party. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate. On such resignation or termination the Company shall appoint a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of the resignation by the Warrant Agent, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent.

                 After acceptance in writing of an appointment of a new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; provided, however, if it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed. The Company shall file a notice of appointment of a new warrant agent with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

                 Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent shall be a successor Warrant Agent under this Agreement, provided that such corporation is eligible for appointment as a successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to the Company and to the Registered Holder of each Warrant Certificate. No further action shall be required for establishment and authorization of such successor warrant agent.

                 The Warrant Agent, its officers or directors and its subsidiaries or affiliates may buy, hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         11. Modification of Agreement. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement
(i) that they shall deem
appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Warrant Certificates representing not less than two-thirds of the Warrants outstanding. Additionally, except as provided in Section 8, no change in the number or nature of the Warrant Shares purchasable on exercise of a Warrant, increase in the purchase price therefor, or the acceleration of the Expiration Date of a Warrant shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed or allowed by this Agreement.

         12. Notices. All notices, demands, elections, opinions or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to, in the case of the Company:

                 Western Country Clubs, Inc.
                 5218 Classen Boulevard
                 Oklahoma City, OK  73118

with a copy to:

                 Brenman Key & Bromberg, P.C.
                 Mellon Financial Center
                 1775 Sherman Street
                 Suite 1001
                 Denver, Colorado 80203

and in the case of the Warrant Agent:

                 American Securities Transfer and Trust, Inc.
                 1825 Lawrence Street, Suite 444
                 Denver, CO  80202

and if to the Registered Holder of a Warrant Certificate, at the address of such holder as set forth on the books maintained by the Warrant Agent.

         13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

         14. Further Instruments. The parties shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

         15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable, or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

         16. Waiver. All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

         17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provisions hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          WESTERN COUNTRY CLUBS, INC.
ATTEST:


                                          By
-------------------------------              ----------------------------------
Dominic W. Grimmett,  Secretary              James E. Blacketer, President


                                          AMERICAN SECURITIES TRANSFER AND
                                             TRUST, INC.
                                             Warrant Agent


                                          By
                                             ----------------------------------
                                             Charles R. Harrison, President

                                                                     EXHIBIT A


                          WESTERN COUNTRY CLUBS, INC.

              Incorporated Under the Laws of the State of Colorado

No. W-                                                 __Series A Common Stock
                                                         Purchase Warrants

                                                         CUSIP ___________

                            CERTIFICATE FOR                       (See Reverse
                          SERIES A COMMON STOCK                   For Certain
                            PURCHASE WARRANTS                     Definitions)

         This Warrant Certificate certifies that ___________________, or registered assigns ("the Warrant Holder"), is the registered owner of the above indicated number of Series A Common Stock Purchase Warrants (the "Warrants") expiring on __________, 2000 (the "Expiration Date"). One Warrant entitles the Warrant Holder to purchase one share of common stock ("Share") from Western Country Clubs, Inc., a Colorado corporation (the "Company"), at a purchase price of $____ (the "Exercise Price"), commencing on __________, 1997, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of American Securities Transfer & Trust, Inc. (the "Warrant Agent"), but only subject to the conditions set forth herein and in a Warrant Agreement dated as of _________, 1997 (the "Warrant Agreement") between the Com pany and the Warrant Agent. The Exercise Price, the number of shares purchasable upon exercise of each Warrant, the number of Warrants outstanding and the Expiration Date are subject to adjustments upon the occurrence of certain events. The Warrant Holder may exercise all or any number of Warrants. Reference hereby is made to the provisions on the reverse side of this Warrant Certificate and to the provisions of the Warrant Agreement, all of which are incorporated by reference in and made a part of this Warrant Certificate and shall for all purposes have the same effect as though fully set forth at this place.

         Upon due presentment for transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provi sions of the Warrant Agreement, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, upon payment of $_____ per Warrant Certificate and any tax or governmental charge imposed in connection with such trans fer.

         The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.

         Subject to the following paragraph, no Warrant may be exercised after 5:00 p.m. Mountain Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless extended by the Company.

         Commencing on the date the Warrants are separately tradeable and transferable, the Warrants are subject to redemption by the Company at $.125 per Warrant, at any time commencing ________, 1998 (twelve months from the date of Registration Statement No. 333-_______) and at any time prior to their expiration, on not less than 30 days' prior written notice to the holders of Warrants, provided that the daily trading price per share of Common Stock has been at least $______ (150% of the closing bid price for the Company's Common Stock on the effective date of Registration Statement No. 333-_____) for a period of at least 5 consecutive trading days ending within 10 days prior to the date upon which the notice of redemption is given. During the 30-day period immedi ately following the giving of such notice, the Warrant Holders shall have the right to exercise the Warrants so held by them. Upon expiration of such 30-day period, all rights of the Warrant Holders shall terminate, other than the rights to receive the redemption price, without interest, and the right to receive the redemption price shall itself expire on the Warrant Expiration Date.

         This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and by its Secretary, each by a facsimile of his/her signature, and has caused a facsimile of its corporate seal to be imprinted hereon.

         Dated:
               ------------------------
                                            WESTERN COUNTRY CLUBS, INC.


                                            By
-----------------------------                  -------------------------------
Dominic W. Grimmitt, Secretary                  James E. Blacketer, President




                                            AMERICAN SECURITIES TRANSFER &
                                                TRUST, INC.
                                                Warrant Agent


                                            By
                                              --------------------------------
                                               Charles R. Harrison, President

                        FORM OF REVERSE SIDE OF WARRANT

         This Warrant Certificate, when surrendered to the Warrant Agent at its principal office by the Warrant Holder, in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, upon the payment of any tax or other governmental charge imposed in connection with such exchange, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing a like number of Warrants, subject to any adjustments made in accordance with the provisions of the Warrant Agreement.

         The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for all proposes and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. No Warrant Holder, as such, shall have any rights of a holder of the Common Stock of the Company, either at law or at equity, and the rights of the Warrant holder, as such, are limited to those rights expressly provided in the Warrant Agreement and in the Warrant Certificate.

         Under the Warrant Agreement the Exercise Price is subject to adjustment if the Company shall effect any stock split or stock combination with respect to the Common Stock. Any such adjustment of the Exercise Price will also result in an adjustment of the number of shares of Common Stock purchasable upon exercise of a Warrant or, if the Company should elect, an adjustment of each outstanding Warrant into a different number of Warrants.

         The Company shall not be required to issue fractions of Warrants upon any such adjustment or to issue fractions of shares upon the exercise of any Warrants upon any such adjustment, in accordance with the Warrant Agreement.

         The Warrant Agreement is subject to amendment upon the approval of holders of at least two-thirds of the outstanding Warrants as a group, except that no such approval is required for the reduction of the Exercise Price or extension of the Expiration Date. No amendment shall accelerate the Expiration Date or increase the Exercise Price without the approval of all the holders of all outstanding Warrants. A copy of the Warrant Agreement will be available at all reasonable times at the office of the Warrant Agent for inspection by any Warrant Holder. As a condition of such inspection, the Warrant Agent may require any Warrant Holder to submit the Warrant Holder's Warrant Certificate for inspection.

IMPORTANT: The Warrants represented by this Certificate may not be exercised by a Warrant Holder unless at the time of exercise the underlying shares of Common Stock are qualified for sale by registration or otherwise in the state where the Warrant Holder resides or unless the issuance of the shares of Common Stock would be exempt under the applicable state securities laws. Further, a registration statement under the Securities Act of 1933, as amended, covering the issuance of shares of Common Stock upon the exercise of this Warrant must be in effect and current at the time of exercise unless the issuance of shares of Common Stock upon any exercise is exempt from the registration requirements of the Securities Act of 1933. Unless such registration statement is in effect and current at the time of exercise, or unless such an exemption is available the Company may decline to permit the exercise of this Warrant.

                      TRANSFER FEE $_____ PER CERTIFICATE

                          WESTERN COUNTRY CLUBS, INC.

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties                    Custodian
                                                      -------------------
JT TEN  - as joint tenants with right                 (Cust)      (Minor)
          of survivorship and not as                  under Uniform Gifts
          tenants in common                           to Minors Act _______
                                                                    (State)

Additional abbreviations may also be used though not in the above list.


                               FORM OF ASSIGNMENT

       (To Be Executed by the Registered Holder if the Registered Holder
              Desires to Assign Series A Warrants Evidenced by the
                          Within Warrant Certificate)

     FOR VALUE RECEIVED___________________hereby sells, assigns and transfers unto _____________ Series A Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _______________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

Dated:
      ----------------                         -------------------------------
                                                          Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:
                     --------------------------------------

                          FORM OF ELECTION TO PURCHASE

 (To be Executed by the Holder if the Registered Holder Desires to Exercise
            Warrants Evidenced by the Within Warrant Certificate)

To Western Country Clubs, Inc.:

         The undersigned hereby irrevocably elects to exercise ______ Series A Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ______ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $______ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:
                                             PLEASE INSERT SOCIAL SECURITY OR
                                                 TAX IDENTIFICATION NUMBER

-------------------------------              ---------------------------------
(Please print name and address)

-------------------------------              ---------------------------------

-------------------------------              ---------------------------------

         If said number of Series A Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

------------------------------------------------------------------------------
                        (Please print name and address)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:                                        Signature:
      ----------------------------                      ----------------------

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:
                      -----------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                                                     EXHIBIT B


                          WESTERN COUNTRY CLUBS, INC.

              Incorporated Under the Laws of the State of Colorado

No. W-                                          ______ Series A Common Stock
                                                       Purchase Warrants

                                                       CUSIP ____________

                              CERTIFICATE FOR                (See Reverse
                            SERIES A COMMON STOCK             For Certain
                              PURCHASE WARRANTS               Definitions)

         This Warrant Certificate certifies that Argent Securities, Inc., or registered assigns ("the Warrant Holder"), is the registered owner of the above indicated number of Series A Common Stock Purchase Warrants (the "Warrants") expiring on __________, 2000 (the "Expiration Date"). One Warrant entitles the Warrant Holder to purchase one share of Common Stock ("Share") from Western Country Clubs, Inc., a Colorado corporation (the "Company"), at a purchase price of $____ (the "Exercise Price"), commencing on __________, 1997, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of American Securities Transfer & Trust, Inc. (the "Warrant Agent"), but only subject to the conditions set forth herein and in a Warrant Agreement dated as of _________, 1997 (the "Warrant Agreement") between the Com pany and the Warrant Agent. The Exercise Price, the number of shares purchasable upon exercise of each Warrant, the number of Warrants outstanding and the Expiration Date are subject to adjustments upon the occurrence of certain events. The Warrant Holder may exercise all or any number of Warrants. Reference hereby is made to the provisions on the reverse side of this Warrant Certificate and to the provisions of the Warrant Agreement, all of which are incorporated by reference in and made a part of this Warrant Certificate and shall for all purposes have the same effect as though fully set forth at this place.

         Until _____, 1998, this Warrant Certificate is not transferrable except to an underwriter that participated in the public offering by the Company that resulted in the original issuance of the Warrants, to a partner or an officer of such an underwriter or by will on operation of law. Upon due presentment for transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of the Warrant Agreement, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, upon payment of $_____ per Warrant Certificate and any tax or governmental charge imposed in connection with such transfer.

         The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.

         Subject to the following paragraph, no Warrant may be exercised after 5:00 p.m. Mountain Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless extended by the Company.

         Commencing on the date the Warrants are separately tradeable and transferable, the Warrants are subject to redemption by the Company at $.125 per Warrant, at any time commencing _______, 1998 (twelve months from the effective date of the Company's Registration Statement No. 333- _____) and prior to their expiration, on not less than 30 days' prior written notice to the holders of Warrants, provided that the daily trading price per share of Common Stock has been at least $______ (150% of the closing bid price for the Company's Common Stock on the effective date of Registration Statement No. 333-_________) for a period of at least five (5) consecutive trading days ending within 10 days prior to the date upon which the notice of redemption is given. During the 30-day period immediately following the giving of such notice, the Warrant Holders shall have the right to exercise the Warrants so held by them. Upon expiration of such 30-day period, all rights of the Warrant Holders shall terminate, other than the rights to receive the redemption price, without interest, and the right to receive the redemption price shall itself expire on the Warrant Expiration Date.

         This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and by its Secretary, each by a facsimile of his/her signature, and has caused a facsimile of its corporate seal to be imprinted hereon.

         Dated:
                 -------------------
                                       WESTERN COUNTRY CLUBS, INC.



                                       By
-------------------------------          --------------------------------
Dominic W. Grimmett, Secretary            James E. Blacketer, President




                                       AMERICAN SECURITIES TRANSFER &
                                            TRUST, INC.
                                            Warrant Agent


                                       By
                                          --------------------------------
                                          Charles R. Harrison, President

                        FORM OF REVERSE SIDE OF WARRANT

         This Warrant Certificate, when surrendered to the Warrant Agent at its principal office by the Warrant Holder, in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, upon the payment of any tax or other governmental charge imposed in connection with such exchange, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing a like number of Warrants, subject to any adjustments made in accordance with the provisions of the Warrant Agreement.

         The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for all proposes and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. No Warrant Holder, as such, shall have any rights of a holder of the Common Stock of the Company, either at law or at equity, and the rights of the Warrant holder, as such, are limited to those rights expressly provided in the Warrant Agreement and in the Warrant Certificate.

         Under the Warrant Agreement the Exercise Price is subject to adjustment if the Company shall effect any stock split or stock combination with respect to the Common Stock. Any such adjustment of the Exercise Price will also result in an adjustment of the number of shares of Common Stock purchasable upon exercise of a Warrant or, if the Company should elect, an adjustment of each outstanding Warrant into a different number of Warrants.

         The Company shall not be required to issue fractions of Warrants upon any such adjustment or to issue fractions of shares upon the exercise of any Warrants upon any such adjustment, in accordance with the Warrant Agreement.

         The Warrant Agreement is subject to amendment upon the approval of holders of at least two-thirds of the outstanding Warrants as a group, except that no such approval is required for the reduction of the Exercise Price or extension of the Expiration Date. No amendment shall accelerate the Expiration Date or increase the Exercise Price without the approval of all the holders of all outstanding Warrants. A copy of the Warrant Agreement will be available at all reasonable times at the office of the Warrant Agent for inspection by any Warrant Holder. As a condition of such inspection, the Warrant Agent may require any Warrant Holder to submit the Warrant Holder's Warrant Certificate for inspection.

IMPORTANT: The Warrants represented by this Certificate may not be exercised by a Warrant Holder unless at the time of exercise the underlying shares of Common Stock are qualified for sale by registration or otherwise in the state where the Warrant Holder resides or unless the issuance of the shares of Common Stock would be exempt under the applicable state securities laws. Further, a registration statement under the Securities Act of 1933, as amended, covering the issuance of shares of Common Stock upon the exercise of this Warrant must be in effect and current at the time of exercise unless the issuance of shares of Common Stock upon any exercise is exempt from the registration requirements of the Securities Act of 1933. Unless such registration statement is in effect and current at the time of exercise, or unless such an exemption is available the Company may decline to permit the exercise of this Warrant.

                      TRANSFER FEE $_____ PER CERTIFICATE

                          WESTERN COUNTRY CLUBS, INC.

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                         UNIF GIFT MIN ACT -
TEN ENT  - as tenants by the entireties                    Custodian
JT TEN     -  as joint tenants with right               ---------------
              of survivorship and not as                (Cust)      (Minor)
              tenants in common                          under Uniform Gifts
                                                         to Minors Act _______
                                                                       (State)

Additional abbreviations may also be used though not in the above list.


                               FORM OF ASSIGNMENT

       (To Be Executed by the Registered Holder if the Registered Holder
              Desires to Assign Series A Warrants Evidenced by the
                          Within Warrant Certificate)

     FOR VALUE RECEIVED __________________hereby sells, assigns and transfers unto ________________ Series A Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint ____________________Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

Dated:
       ------------------------                   -----------------------------
                                                             Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:
                     ---------------------------------

                          FORM OF ELECTION TO PURCHASE

   (To be Executed by the Holder if the Registered Holder Desires to Exercise
             Warrants Evidenced by the Within Warrant Certificate)

To Western Country Clubs, Inc.:

         The undersigned hereby irrevocably elects to exercise ______ Series A Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ______ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $______ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:
                                              PLEASE INSERT SOCIAL SECURITY OR
                                                  TAX IDENTIFICATION NUMBER

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(Please print name and address)

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         If said number of Series A Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

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                        (Please print name and address)

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Dated:                                   Signature:
       ----------------------                       --------------------------

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:
                       ------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


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